Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is dated as of _________, 2021, by and among E-Waste Corp., a Florida corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

RECITALS

A.        The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.        Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, such number of units of the Company’s securities (collectively, the “Units”) as is set forth below such Purchaser’s name on the signature page of this Agreement, each Unit consisting of (i) one share of common stock, par value $0.0001 per share of the Company (“Common Stock”) (which aggregate amount for all Purchasers together shall be 2,500,000 shares of Common Stock and shall be collectively referred to herein as the “Shares”) and (ii) warrants (the “Warrants”) to purchase two additional shares of Common Stock (the shares of Common Stock underlying the Warrants, collectively, the “Warrant Shares”), at an exercise price of $4.50 per share, until January 31, 2023, in substantially the form attached hereto as Exhibit A.

C.        The Units, Shares, Warrants and Warrant Shares collectively are referred to herein as the “Securities”.

D.        The Company has agreed to provide certain registration rights with respect to the Shares and the Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.1       Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Accredited Investor Questionnaire” means the Accredited Investor Questionnaire set forth as Exhibit B hereto.

“Action” means any action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Units pursuant to this Agreement.  The purchase and sale of the Units shall take place in one or more closings (each of which is referred to in this Agreement as a “Closing”).

“Closing Certificate” has the meaning set forth in Section 2.2(a)(ii).

“Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in this Agreement in relation to Closing hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company” has the meaning set forth in the Preamble.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“DTC” has the meaning set forth in Section 4.1(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Material Adverse Effect” means a material adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and the Subsidiaries, taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Securities or other transactions contemplated by this Agreement, or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“OFAC” has the meaning set forth in Section 3.1(ll).

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Press Release” has the meaning set forth in Section 4.5.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the OTC Pink Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Purchase Price” means $1.00 per Unit.

“Purchaser” or “Purchasers” has the meaning set forth in the Recitals.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Registrable Securities” mean (a) the Shares; (b) the Warrant Shares, and (c) any other equity security of the Company issued or issuable with respect to any Shares or Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; and provided further that all Warrants will be deemed to be Registrable Securities if any Warrants are registered by the Company.

“Registration” means registration of securities effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Statement” means a registration statement covering the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Regulation D” has the meaning set forth in the Recitals.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Securities” has the meaning set forth in the Recitals.

“Securities Act” has the meaning set forth in the Recitals.

“Shares” has the meaning set forth in the Recitals.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Units purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on the SEC Reports, and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

“Trading Affiliate” has the meaning set forth in Section 3.2(h).

“Trading Day” means (i) a day on which the Common Stock is traded on either a national securities exchange, or (ii) if the Common Stock is not traded on a national securities exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or any tier on the OTC Markets on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement (including the schedules and exhibits attached hereto), the Warrants and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust, or any successor transfer agent for the Company.

“Unit” has the meaning set forth in the Recitals.

“Warrants” has the meaning set forth in the Recitals to this Agreement.

“Warrant Shares” has the meaning set forth in the Recitals.

ARTICLE II.

PURCHASE AND SALE

2.1       Closing.

(a)        Amount.  Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Units equal to the quotient resulting from dividing (i) the Subscription Amount for such Purchaser as indicated below such Purchaser’s name on its signature page to this Agreement by (ii) the Purchase Price.  The Warrants shall have a per Warrant Share exercise price equal to $4.50.

(b)       Closing.  The Closing of the purchase and sale of the Units shall take place on the Closing Date at the offices of The Crone Law Group P.C. (the “Escrow Agent”), 500 Fifth Avenue, Suite 938, New York, New York, 10110, counsel to the Company, or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.  Each Purchaser agrees and acknowledges that there may be one or more Closing Dates that occur from time to time until the Company issues and sells up to an aggregate of 2,500,000 of Units, for aggregate Offering proceeds of up to $2,500,000 and all such Closings shall be deemed part of the same offering of Units.  The initial Closing and any subsequent Closing, shall be referred to as the “Closing.” The initial Closing Date, and any subsequent Closing Dates, shall be referred to as the “Closing Date”.

(c)       Form of Payment.  Except as may otherwise be agreed to among the Company and one or more of the Purchasers, subject to Article V hereof, each Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, to a non-interest bearing escrow account established by the Company and the Escrow Agent (the aggregate amounts received being held in escrow by the Escrow Agent are referred to herein as the “Escrow Amount”).

On the Closing Date, (a) the Company shall instruct the Escrow Agent to deliver, in immediately available funds, the Escrow Amount constituting the aggregate purchase price and (b) the Company shall irrevocably instruct the Transfer Agent to deliver to each Purchaser one or more stock certificates (or evidence that the Shares have been issued in book entry form), evidencing the number of Shares such Purchaser is purchasing as is set forth on such Purchaser’s signature page, within two (2) Business Days after the Closing and (c) the Company shall deliver to each Purchaser the original Warrant to purchase such number of Warrant Shares as is set forth on such Purchaser’s signature page within two (2) Business Days after the Closing Date.

2.2        Closing Deliveries.  (a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i)        this Agreement, duly executed by the Company;

(ii)       a copy of the Warrant to purchase such number of Warrant Shares as is set forth on such Purchaser’s signature page, duly executed by the Company;

(iii)      a certificate of the President of the Company (the “Closing Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities and (b) certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b), in the form attached hereto as Exhibit C; and

(iv)      the irrevocable instructions of the Company to the Transfer Agent to deliver to each Purchaser one or more stock certificates (or evidence that the Shares have been issued in book entry form), evidencing the number of Shares such Purchaser is purchasing as is set forth on such Purchaser’s signature page.

(b)       On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)        this Agreement, duly executed by such Purchaser;

(ii)       a fully completed and duly executed Accredited Investor Questionnaire; and

(iii)      its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the Purchase Price indicated below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer to the Escrow Agent to the Escrow Account as set forth on Exhibit D attached hereto.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1        Representations and Warranties of the Company.  The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers:

(a)       Subsidiaries.  The Company has no direct or indirect Subsidiaries other than as disclosed in the SEC Reports.  The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)       Organization and Qualification.  Each of the Company and its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company and each of its Subsidiaries are duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Company’s Knowledge, has been threatened in writing in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)       Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Units and the reservation for issuance and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals.  Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d)       No Conflicts.  The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Units and the reservation for issuance and issuance of the Warrant Shares) do not and will not (i) conflict with or violate any provisions of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, indenture or instrument to which the Company or its Subsidiary is a party, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)       Filings, Consents and Approvals.  Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) filings required by applicable state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iii) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (iv) the filings required in accordance with Section 4.5 of this Agreement and (v) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f)       Issuance of the Securities.  The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights.  The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders.  The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders.  Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.  As of the Closing Date, the Company shall have reserved from its duly authorized capital stock the number of Warrant Shares (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).  The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Warrants, the number of Warrant Shares (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).

(g)       Capitalization.  The authorized capital stock of the Company consists of 250,000,000 shares of Common Stock. At the close of business on the date of this Agreement (“the Capitalization Date”), 10,000,000 shares of Common Stock were issued and outstanding. From the close of business on the Capitalization Date through the date of this Agreement, the Company has not issued any capital stock. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been effectively waived as of the Closing Date.  Except as described in this Section 3.1(g), as of the Capitalization Date, there are (i) no outstanding shares of capital stock of, or other equity or voting interests in, the Company, (ii) no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock Common Stock Equivalents or other equity or voting interests in, the Company, or (iii) no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or other equity or voting interests in, the Company (the items in clauses (i), (ii) and (iii) being referred to collectively as “Company Securities”) and (iv) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities.  There are no outstanding agreements of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities, or obligate the Company to grant, extend or enter into any such agreements relating to any Company Securities, including any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities. The issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.  All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements, registration rights agreements or other similar agreements with respect to the Company’s capital stock to which the Company or any of its Subsidiaries is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.

(h)       SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Each of the Material Contracts to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject has been filed as an exhibit to the SEC Reports.

(i)       Financial Statements.  The consolidated financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement).  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the consolidated results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.

(j)       Operations.  Since May 31, 2012, the Company has not conducted, and prior to a business combination with a private entity, will not conduct, any operations other than organizational activities, including activities related to seeking and consummating an acquisition or other business combination and filing all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, and activities in connection with offerings of the Securities.

(k)       Material Changes.  Except as set forth in the SEC Reports, since the date of the last audited financial statements included within the SEC Reports, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries has incurred any liabilities of any nature (whether accrued, absolute, contingent or otherwise) that would be required under GAAP, as in effect on the date hereof, to be reflected on a consolidated balance sheet of the Company (including the notes thereto), other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) neither the Company or any Subsidiary has entered into any agreement, arrangement or understanding, whether oral or written, whereby it has assumed or will assume or becomes responsible for any liability of a third party that is material to the Company on a consolidated basis,  (vi) the Company has not issued any equity securities to any officer, director or Affiliate.  Except for the issuance of the Shares and Warrants underlying the Units contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(l)       Litigation.  There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor to the Company’s Knowledge any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act.

(m)       Shell Status.  The Company is a “shell company” as defined in Rule 12b-2 under the Exchange Act.

(n)       Compliance.  Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any agreement, indenture or instrument to which the Company or its Subsidiary is a party (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(o)       Regulatory Permits.  The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its respective business as currently conducted and as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any of its Subsidiaries has received any notice of Proceedings relating to the revocation or modification of any such Material Permits.

(p)       Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(q)       Internal Accounting Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the SEC Reports, neither the Company nor, to the Company’s Knowledge, the Company’s independent registered public accounting firm, has identified or been made aware of “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over and procedures relating to financial reporting which would reasonably be expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated

(r)       Sarbanes-Oxley; Disclosure Controls.  The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(s)       Certain Fees.  No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph (r) that may be due in connection with the transactions contemplated by the Transaction Documents.

(t)       No Registration.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires provided by the Purchasers, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents.  The issuance and sale of the Securities hereunder complies in all material respects with and does not contravene the rules and regulations of the Trading Market.

(u)       Investment Company.  The Company is not, and immediately after receipt of payment for the Units, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(v)       Registration Rights.  Other than as set forth in Section 4.10 of this Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(w)       Listing and Maintenance Requirements.  The Common Stock is listed on the Principal Trading Market, and the Company has taken no action designed to, or which, to the Knowledge of the Company, is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Principal Trading Market. The Company has not, as of the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company has not received as of the date hereof any notification that the SEC or Principal Trading Market is contemplating terminating such listing. The Company is in compliance with all listing and maintenance requirements of the Principal Trading Market on the date hereof.

(x)       Disclosure.  The Company confirms that it has not provided, and to the Company’s Knowledge, none of its officers or directors nor any other Person acting on its or their behalf has provided, any Purchaser or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which may be disclosed by the Company in the Press Release as contemplated by Section 4.5 hereof.  The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.  All written materials provided to the Purchasers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by the Company or on behalf of the Company or any of its Subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed.

(y)       No Integrated Offering.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(z)       Tax Matters.  The Company and each of its Subsidiaries (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such filed tax returns, reports and declarations are true, complete and correct, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. No examination or audit of any tax returns, reports and declarations of the Company or any of its Subsidiaries by any governmental authority is currently in progress or threatened in writing other than any examination or audit presenting issues for which adequate reserves have been established. There are no unpaid taxes in any material amount claimed to be due by the Company or any of its Subsidiaries by the taxing authority of any jurisdiction.

(aa)      “Status of Securities”. As of the Closing, the Securities acquired pursuant to this Agreement will be duly classified pursuant to applicable provisions of the Company’s  charter documents and the Florida Business Corporation Act and such Securities, including the Warrant Shares will be, when issued, duly authorized by all necessary corporate action on the part of the Company, validly issued, fully paid and nonassessable and issued in compliance with all applicable federal and state securities laws and will not be subject to preemptive rights of any other Person, and will be free and clear of all Liens, except restrictions imposed by the Securities Act, Section 5.07 and any applicable securities Laws.

(bb)      No General Solicitation.  Neither the Company nor, any of its Subsidiaries or Affiliates, nor, to the Company’s Knowledge, any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act).

(cc)      Brokers and Finders.  Neither the Company nor any of its Subsidiaries has taken any action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

(dd)      No Disqualification Events.  With respect to the Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder,  any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale, any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of Securities (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2)(ii–iv) or (d)(3) of the Securities Act.  The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.  The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) of the Securities Act, and has furnished to the Purchasers a copy of any disclosures provided thereunder.  The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

(ee)      Foreign Corrupt Practices.  None of the Company, its Subsidiaries, or any of their directors or officers, or to the Company’s Knowledge, any affiliates, employees, agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, or to any official or employee of a government or government-owned or controlled entity, or any person acting in an official capacity for or on behalf of any of the foregoing, or an official, agent, officer, employee or representative or any person acting in an official capacity on behalf of a national, supranational, regional or local authority, an agency, department or instrumentality of a government, a judicial body, a public international organization, a political party, or an entity or enterprise with any level of government or state ownership or control, or any political party or party official or candidate for political office and any member of any royal or ruling family (a “Public Official”), (ii) made, offered, taken or will take any action in furtherance of an offer, promised or authorized or approved (or is aware of any such action) of any payment, contribution, giving or receipt of money or funds, property, gifts or anything else of value, or any unlawful payment or benefit, directly or indirectly, to any Public Official in order to influence official action, or to any person in violation of any applicable anti-corruption laws or where either the payment or the purpose of such contribution, payment, gift or thing of value was, is, or would be prohibited under any applicable law of U.S. or jurisdiction in which the Company or any Subsidiary conducts operations, (iii) taken any action as a result of which the Company or any Subsidiary has been or is the subject of any investigation by any Authority (as defined below) in connection with corrupt practices, bribery or allegations of such acts, (iv) made, offered, agreed, requested or taken action in furtherance of (or is aware of) any unlawful bribe or unlawful benefit, including, without limitation, any bribe, rebate, payoff, influence payment, kickback or other corrupt, unlawful or improper payment or benefit in any jurisdiction in connection with the business activities of the Company, (v) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf with the Company’s knowledge) which is in violation of law or (vi) violated any applicable anti-bribery or anti-corruption laws, including but not limited to, (x) the U.S. Foreign Corrupt Practices Act of 1977, as amended, (y) the UK Bribery Act of 2010, or (z) any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions (collectively, the “Anti-Corruption Laws”). The Company and its Subsidiaries shall maintain policies and procedures designed to promote and achieve compliance with Anti-Corruption Laws. No action, suit or proceeding by or before any Authority (as defined below) involving the Company or any Subsidiary with respect to any applicable Anti-Corruption Laws is pending or to the Company’s Knowledge, threatened .

(ff)      Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the Company and each of its Subsidiaries have complied, since the date of the last audited financial statements included within the SEC Reports (the “Lookback Date”), with, and is in compliance with ,all applicable Laws relating to pollution or the protection of the environment or natural resources (“Environmental Laws”), and the Company has not received any written notice since the Lookback Date alleging that the Company is in violation of or has liability under any Environmental Law, (b) the Company and its Subsidiaries possess and have complied since the Lookback Date with and are in compliance with all Permits required under Environmental Laws for the operation of their respective businesses, (c) there is no Action under or pursuant to any Environmental Law or environmental Permit that is pending or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries, (d) neither the Company nor any of its Subsidiaries has become subject to any judgment imposed by any Governmental Authority under which there are uncompleted, outstanding or unresolved obligations on the part of the Company or its Subsidiaries arising under Environmental Laws, (e) neither the Company nor any of its Subsidiaries has any liabilities or obligations arising from the Company’s or any of its Subsidiaries’ management disposal or release of, or exposure of any Person to, any hazardous or toxic substance, or any owned or operated property or facility contaminated by any such substance and (f) neither the Company nor any of its Subsidiaries has by contract or operation of law assumed responsibility or provided an indemnity for any liability of any other Person relating to Environmental Laws.

(gg)      Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the conduct of the businesses of the Company and each of its Subsidiaries do not infringe, misappropriate or otherwise violate (“Infringe”), and since Lookback Date have not Infringed, the intellectual property rights of any Person, (b) to the Knowledge of the Company, no Person is Infringing or challenging or threatening to challenge the ownership, use, validity or enforceability of any intellectual property owned by the Company or any of its Subsidiaries and (c) the Company and each of its Subsidiaries take, and since the Lookback Date have taken, commercially reasonable efforts to protect the confidentiality of their trade secrets and the integrity, continuous operation and security of their software and systems (and the data stored thereon), and since the Lookback Date, there have been no breaches, outages or violations of or unauthorized accesses to same (except for those that were resolved without material cost, liability or the duty to notify any Person).

(hh)     Off Balance Sheet Arrangements.  Except as disclosed by the Company in SEC Reports, neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” within the meaning of Item 303 of Regulation S-K promulgated under the Securities Act.

(ii)       Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  Based on the representations made herein by the Purchasers, the Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(jj)       Regulation M Compliance.  The Company has not, and to the Company’s Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(kk)      PFIC.  Neither the Company nor any Subsidiary is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(ll)       OFAC.  Neither the Company nor any Subsidiary nor any of their director or officers, or to the Company’s Knowledge, any agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is (A) currently subject to or the target of (i) any economic or financial sanctions or trade embargos administered or enforced by the United States, including the U.S. Department of State, U.S. Department of Commerce and by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) (including but not limited to the designation as a “specially designated national or blocked person” thereunder), or (ii) any economic or financial sanctions or trade embargos imposed or administered by the United Nations Security Council or Her Majesty’s Treasury of the United Kingdom or the European Union or any of its Member States or any other relevant sanctions Authority ((i) and (ii), the

“Sanctions Laws and Regulations”), (B) located, organized or resident in any country, territory or region that is the subject or target of any of the Sanctions Law and Regulations (including but not limited to Cuba, Iran, North Korea, Crimea region of Ukraine, Syria, Sudan, Myanmar) (each a “Sanctioned Territory”), or (C) currently or has in the past engaged in any dealings of, with or involving any Sanctioned Territory or Sanctioned Person or any person or entity in those countries or territories, or which performs contracts in support of projects in or for the benefit of any Sanctioned Territory or any Person who is the target of or subject to Sanctions Laws and Regulations; and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity which is the subject of any Sanctions Laws and Regulations , towards any sales or operations in any Sanctioned Territory or for the purpose of financing the activities of any Person currently subject to or is the target of any Sanctions Laws and Regulations. No action, suit or proceeding by or before any Authority (as defined below) involving the Company or any Subsidiary with respect to the Sanctions Laws and Regulations is pending or to the Company’s Knowledge, threatened.

(mm)      Anti-Money Laundering and Anti-Terrorism Financing. The operations of the Company and its Subsidiaries are now and have been at all times conducted and will continue to be conducted in compliance with applicable Anti-Money Laundering and Anti-Terrorism Financing Laws. “Anti-Money Laundering and Anti-Terrorism Financing Laws” include, without limitation, the financial recordkeeping and reporting requirements including of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the United States Currency and Foreign Transactions Reporting Act of 1970, as amended and the applicable anti-money laundering and/or anti-terrorism financing statutes of jurisdictions where the Group conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency applicable to them . The Company and its Subsidiaries have instituted and maintains policies and procedures designed to ensure continued compliance with applicable Anti-Money Laundering and Anti-Terrorism Financing Laws, and no action, suit, proceeding, investigation or inquiry by or before any administrative, governmental or regulatory commission, board, body, authority or agency, or any stock exchange, self-regulatory organization or other non-governmental regulatory authority, or any court, tribunal or arbitrator, in each case whether national, central, federal, provincial, state, regional, municipal, local, domestic, foreign or supranational (“Authority”) involving the Company or any Subsidiary with respect to the Anti-Money Laundering and Anti-Terrorism Financing Laws is pending or to the Company’s Knowledge, threatened.

(nn)      Insolvency. No order has been made or petition presented or resolution passed for the winding-up or judicial management or administration of the Company, any of its Subsidiaries or for the appointment of a provisional liquidator, and, to the Company’s Knowledge, there are no reasonable grounds on which any Person would be entitled to have the Company or any Subsidiary wound-up or placed in judicial management or administration or to have a provisional liquidator appointed for the Company, or any of its Subsidiaries. To the Company’s Knowledge, no Person has threatened to present such a petition or convened or threatened to convene a meeting of the Company, or any of its Subsidiaries to consider a resolution to wind up the Company, or any of its Subsidiaries, or any other resolutions.

(oo)      Transfer Taxes. At Closing, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issue of the Securities hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

3.2        Representations and Warranties of the Purchasers.  Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)       Organization; Authority.  If such Purchaser is an entity, such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser.  This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b)       No Conflicts.  The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)       Investment Intent.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Units and, upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.  Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)       Accredited Investor Status.  The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, that the Accredited Investor Questionnaire in the form of Exhibit B attached hereto delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects as of the date of this Agreement and will be correct as of the Closing Date; provided, that the Purchaser shall be entitled to update such information by providing written notice thereof to the Company.

(e)       General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f)       High Degree of Risk.  Purchaser is aware that (i) the acquisition of the Units involves a high degree of risk and may result in a loss of the entire Purchase Price; (ii) the Company has limited working capital and limited sources of financing available as of the date of this Agreement; (iii) there is no assurance that the Company’s operations will be profitable or cash flow positive at any time in the future.

(g)       Access to Information.  Such Purchaser acknowledges that it has had the opportunity to review the SEC Reports, including without limitation, Part I, Item 1, “Business” and Part I, Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2020, filed with the Commission on June 15, 2020, and has been afforded the opportunity to discuss the terms and conditions of the offering of the Securities and the Company and the Subsidiaries’ respective financial condition, results of operations, business, properties, management, with the Company’s management.

(h)       Brokers and Finders.  The Purchaser has not taken any action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(i)       Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.  Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice.  Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.  Such Purchaser has not authorized any person or institution to act as Investor’s “purchaser representative” (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act) in connection with Purchaser’s acquisition of the Units.

(j)       Reliance on Exemptions.  Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein as part of its determination as to the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(k)       No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(l)       Shell Status.  The Purchaser expressly acknowledges that it is aware that the Company is a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act), and that the resale of the Securities purchased herein are subject to the additional requirements under Rule 144(i)(2), namely that: (a) the Company would need to be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; (b) the Company would need to have filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and (c) a full twelve months would need to have passed after the Company filed current “Form 10 information” with the Commission reflecting its status as an entity that is no longer a shell company.

(m)       Residency.  Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made, makes or shall be deemed to make any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1       Transfer Restrictions

(a)       Compliance with Laws.  Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities

Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws.  In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of a legal opinion satisfactory to the Company and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule), or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(d), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement with respect to such transferred Securities.

(b)       Delivery of Securities. The Company shall register the Purchasers as the owner of their respective subscribed Securities with the Company’s transfer agent by book entry upon the purchase thereof (provided that prior to the Company’s appointment of a transfer agent it shall register the Purchaser as the owner of such securities in the Company’s stock ledger upon the purchase thereof).

(c)       Legends.  Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(a):

NEITHER THESE SECURITIES NOR ANY SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d)       The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan.  Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge.  No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure.  Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.  Each Purchaser acknowledges and agrees that, except as otherwise provided here, any Securities subject to a pledge or security interest as contemplated by Section 4.1(d) shall continue to bear the legend set forth in Section 4.1(c) and be subject to the restrictions on transfer set forth in Section 4.1(a)

(e)       Removal of Legends.  The legend set forth in Section 4.1(c) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the Registration Statement, the Purchaser agrees to only sell such Securities during such time that such Registration Statement is effective and current and not withdrawn or suspended, and only as permitted by such Registration Statement), (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company) and the Purchaser provides a legal opinion to that effect, or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions.

4.2       Reservation of Common Stock.  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, the number of Warrant Shares issuable upon exercise of the Warrants issued at the Closing (without taking into account any limitations on exercise of the Warrants set forth in the Warrants).

4.3       Furnishing of Information.  The Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act,  and the Company shall not terminate its status as an issuer required to file those reports it is currently required to file under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

4.4       Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5       Securities Laws Disclosure; Publicity.  Within four (4) Trading Days after the final Closing, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement and the form of Warrant)).  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) the Registration Statement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law, request of the Staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii).  From and after the earlier of the issuance of such Form 8-K and a press release with respect to the Transaction Documents (a “Press Release”), no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release unless a Purchaser shall have executed a written agreement after the issuance of the Press Release regarding the confidentiality and use of such information.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.5, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction) and will not trade in the Company’s securities.

4.6       Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7       Use of Proceeds.  The Company shall use the net proceeds from the sale of the Units hereunder for working capital and other general corporate purposes, including without limitation, expenses to seek, investigate and if such investigation warrants, engage in a business combination with a private entity whose business presents an opportunity for the Company and its shareholders.

4.8       Form D; Blue Sky.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser.  The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.9       Short Sales and Confidentiality After the Date Hereof.  Each Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any purchases and sales of the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as required by and described in Section 4.5 or (ii) this Agreement is terminated in full pursuant to the terms hereof.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.5, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents.  Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.5.

4.10     Registration Rights.

(a)       If at any time after the date hereof the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, then the Company shall send to each holder of any of the Registrable Securities written notice of such determination or notification, as the case may be.  Within twenty (20) calendar days after receipt of such notice, if any such holder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such holder requests to be registered on the same terms and conditions as any other similar Registrable Securities included in the Registration Statement and prepare and file the Registration Statement with the Commission as soon as practicable following the expiry of the twenty (20) calendar days.  The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the Commission as soon as reasonably practicable.  All expenses incurred by the Company in complying with this Section 4.10, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” All selling commissions applicable to the sale of Registrable Shares are called “Selling Expenses.” The Company will pay all Registration Expenses in connection with the registration statement under this Section.  Selling Expenses in connection with each registration statement shall be borne by the holder of the Registrable Securities and will be apportioned among such holders in proportion to the number of Registrable Securities included therein for a holder relative to all the securities included therein for all selling holders, or as all holders may agree. For purposes of clarity, any Registration effected pursuant to Section 4.10(a) hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 4.10(d) hereof.

(b)       The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the Commission.  Any Securities included in a Registration Statement that remain allocated to any Purchaser who does not hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Purchasers, pro rata based on the number of Registrable Securities then held by such Purchasers that are covered by such Registration Statement.

(c)       Each Purchaser agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, including without limitation, furnishing the Company any information requested by the Company or its counsel.  Each Purchaser further agrees that, upon receipt of any notice from the Company that a previously effective Registration Statement is no longer effective, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Purchaser’s receipt of the copies of the supplemented or amended Prospectus from the Company or receipt of notice that no supplement or amendment is required or that the Registration Statement is effective.

(d)       At any time and from time to time on or after the date the Company consummates a business combination with a private entity, the Purchasers who hold at least fifteen percent (15%) of the then-outstanding Registrable Securities (the “Demanding Holders”) may make a written demand for Registration (a “Demand Registration”) of all or part of their Registrable Securities, describing the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof. Within ten (10) calendar days of receipt of such Demand Registration, the Company shall notify, in writing, all other holders of Registrable Securities of such demand.  Within five (5) calendar days after the receipt by the holder of the notice from the Company, if any such holder (a “Requesting Holder”) shall so request in writing, the Company shall include in the Registration Statement to be filed with the Commission pursuant to a Demand Registration, all or any part of the Registrable Securities the Requesting Holder requests to be registered, and shall effect, as soon thereafter as practicable, but not more than sixty (60) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration under this Section 4.10(d) with respect to the Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders in such Form S-1 Registration have been sold and the Company has complied with all of its obligations under this Agreement with respect thereto. Notwithstanding the foregoing, such Registration shall be deemed not to have been declared effective, unless and until, a such stop order or injunction, if any, is removed, rescinded or otherwise terminated, and a majority-in-interest of the Demanding Holders thereafter affirmatively elect to continue with such Registration.

(e)       If a majority-in-interest of the Demanding Holders advise the Company that the offering of the Registrable Securities pursuant to their Demand Registration shall be in the form of an underwritten offering, then the right of such Demanding Holder or Requesting Holder to include its Registrable Securities in such Registration shall be conditioned upon such holder’s participation in such underwritten offering and the inclusion of such holder’s Registrable Securities in such underwritten offering to the extent provided herein.

(f)       If the managing underwriter(s) of such underwritten offering advises the Company, the Demanding Holders and the Requesting Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with all other equity securities that the Company desires to sell and the common stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such other securities, then the Company shall include in such underwritten offering, the number or dollar amount of Registrable Securities and such other securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (pro rata based on the respective number of Registrable Securities that each such holder has requested be included in such offering and the aggregate number of Registrable Securities requested to be included in such offering (such proportion is referred to herein as “Pro Rata”); (ii) second, the Registrable Securities of Holders (Pro Rata, based on the respective number of Registrable Securities that each Holder has so requested) exercising their rights to register their Registrable Securities pursuant to Section 4.10(a) hereof; and (iii) third, the common stock or other equity securities that the Company desires to sell; and (iv) fourth, the common stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons.

(g)       A majority-in-interest of the Demanding Holders initiating a Demand Registration or a majority-in-interest of the Requesting Holders (if any), shall have the right to notify the Company that it has determined that the Registration Statement relating to a Demand Registration be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Registration Statement and such withdrawn registration shall not count against the limit of Demand Registrations. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a

Registration pursuant to a Demand Registration prior to its withdrawal under this Section 4.10(g).

(h)       Notwithstanding the foregoing, the Company will not be liable with respect to any Registrable Shares removed from any Registration Statement in response to a comment from the staff of the SEC limiting the number of shares of Common Stock which may be included in the Registration Statement.

4.11     Indemnification and Contribution.

(a)       The Company agrees to indemnify, to the extent permitted by law, each Purchaser who holds Registrable Securities, its officers and directors and each person who controls such Purchaser (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Purchaser expressly for use therein.

(b)       In connection with any Registration Statement in which a Purchaser is participating, such Purchaser shall, to the extent permitted by law, indemnify, severally and not jointly with any other participating Purchaser, the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit furnished in writing by such Purchaser expressly for use therein; provided, however, that the liability of each such Purchaser shall be in proportion to and limited to the net proceeds received by such Purchaser from the sale of Registrable Securities pursuant to such Registration Statement.

(c)       Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (plus local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)       The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and Purchaser holding Registrable Securities participating in an offering also agree to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Purchaser’s indemnification is unavailable for any reason.

(e)       If the indemnification provided under Section 4.11 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Purchaser who holds Registrable Securities under this subsection (e) shall be limited to the amount of the net proceeds received by such Purchaser in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections (a), (b) and (c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection (e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection (e) from any person who was not guilty of such fraudulent misrepresentation.

4.12     Shareholder Rights. The Company shall not take any action, other than ordinary course activity of the Company, including but not limited to, any change in management or board of directors of the Company, any change of the Company’s independent public accountant, the listing of equity securities of the Company for trading on a national securities exchange, the incurrence of any expenses above $50,000.00, or any other material action, without the prior express written consent of Maso Capital Partners Ltd. (“Maso Capital”); provided, however, that, the obligation to obtain Maso Capital’s written consent with respect to incurrence of expenses above $50,000.00 shall terminate upon notice from Maso Capital to the Company.

4.13     Conduct of Business. The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity.

4.14     Corporate Existence. So long as any Purchaser beneficially owns any Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets where the surviving or successor entity in such transaction (if other than the Company) (i) assumes the Company’s obligations under the Warrants and this Agreement and (ii) is a publicly traded entity whose common equity is quoted on or listed for trading on a national securities exchange registered with the Securities and Exchange Commission under Section 6 of the Exchange Act.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1       Conditions Precedent to the Obligations of the Purchasers to Purchase Securities.  The obligation of each Purchaser to acquire the Units at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)       Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)       Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)       No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)       Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)       Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(f)       No Suspensions of Trading in Common Stock.  The Common Stock shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.

(g)       Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(h)       Compliance Certificate.  The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit C.

(i)       Termination.  This Agreement shall not have been terminated as to such Purchaser in accordance with the terms hereof.

5.2       Conditions Precedent to the Obligations of the Company to sell Securities.  The Company’s obligation to sell and issue the Units at the Closing to the Purchasers is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)       Representations and Warranties.  The representations and warranties made by the Purchasers in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, except for representations and warranties that speak as of a specific date.

(b)       Performance.  Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c)       No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)       Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.

(e)       Purchasers Deliverables.  Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(f)       Termination.  This Agreement shall not have been terminated as to such Purchaser in accordance with the terms hereof.

ARTICLE VI.

MISCELLANEOUS

6.1       Fees and Expenses.  The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2       Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3       Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S.  nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	E-Waste Corp. 610 Jones Ferry Road, Suite 207 Carrboro, NC 27510 Attention: John D. Rollo

With a copy to: (which shall not constitute notice)	The Crone Law Group, P.C. 500 Fifth Avenue, Suite 938 New York, NY 10110 Attention: Eric C. Mendelson

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4       Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least 66 2/3% of the Securities still held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all Purchasers who then hold Securities.

6.5       Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6       Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.  This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser.  Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7       No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.8       Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the

Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9       Survival.  Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

6.10     Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11     Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12     Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13     Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14     Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.15     Payment Set Aside.  To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16     Adjustments in Share Numbers and Prices.  In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.17     Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.  The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

6.18     Termination.  This Agreement may be terminated and the sale and purchase of the Units abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 P.M., New York City time, on March 31, 2021; provided, however, that the right to terminate this Agreement under this Section 6.18 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.  Nothing in this Section 6.18 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.  In the event of a termination pursuant to this Section 6.18, the Company shall promptly notify all non-terminating Purchasers.  Upon a termination in accordance with this Section 6.18, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

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IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

E-WASTE CORP.

By:      ___________________________

Name: John D. Rollo

Title: President

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NAME OF PURCHASER: __________________

By: _____________________________________

Name:

Title:

Aggregate Purchase Price (Subscription Amount):

$_____________

Number of Units to be Acquired: ______________

(Consisting of _____________ Shares and _____________ Warrants)

Tax ID No.: ______________________________

Address for Notice:

_________________________________________

_________________________________________

_________________________________________

Telephone No.: ____________________________

Facsimile No.: _____________________________

E-mail Address: ____________________________

Attention: _________________________________

Delivery Instructions:

(if different than above)

c/o _________________________________

Street: ______________________________

City/State/Zip: ________________________

Attention: ___________________________

Telephone No.: _______________________

EXHIBITS:

A:        Form of Warrant

B:        Accredited Investor Questionnaire

C:        Form of Closing Certificate

D:        Escrow Wire Instructions

EXHIBIT A

FORM OF WARRANT

EXHIBIT B

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:       E-Waste Corp.

This Accredited Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and warrants exercisable for shares of Common Stock (the “Securities”) by E-Waste Corp., a Florida corporation (the “Company”).  The Securities are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  The Company must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor.  The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements.  The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.  Capitalized terms used herein without definition shall have the meaning assigned to the in the Subscription Agreement.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.  Your answers will be kept strictly confidential.  However, by signing this Questionnaire, you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities.  All potential investors must answer all applicable questions and complete, date and sign this Questionnaire.  Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A.         BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities: ________________________________________

Business Address: _____________________________________________________________

(Number and Street)

_____________________________________________________________________________

(City)                                                               (State)                                   (Zip Code)

Telephone Number: (_____) _____________________________________________________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: ________________________________________________________________

State of formation: _____________________________________________________________

Approximate Date of formation: __________________________________________________

Were you formed for the purpose of investing in the Securities being offered?

Yes ____         No ____

If an individual:

Residence Address: ____________________________________________________________

(Number and Street)

_____________________________________________________________________________

(City)                                                               (State)                                   (Zip Code)

Telephone Number: (_____) _____________________________________________________

Age: ________      Citizenship: ____________       Where registered to vote: _______________

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?

Yes ____         No ____

Social Security or Taxpayer Identification No. _______________________________________

PART B.         ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as a Purchaser of Securities of the Company.

___ (1)

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and Loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___ (2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___ (3)	An insurance company as defined in Section 2(13) of the Securities Act;

___ (4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___ (5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___ (6)

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___ (7)

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___ (8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___ (9)

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

___ (10)

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

___ (11)	A natural person whose individual net worth, or joint net worth with that person’s spouse (excluding the net value of such person’s primary residence) at the time of his purchase exceeds $1,000,000;

___ (12)

A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

___ (13)	An executive officer or director of the Company;

___ (14)	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

A.        FOR EXECUTION BY AN INDIVIDUAL:

_______________ Date	By: ____________________________ Print Name:

B.        FOR EXECUTION BY AN ENTITY:

_______________ Date	Entity Name:_____________________ By: ____________________________ Print Name: Title: ___________________________

C.        ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

_______________ Date	Entity Name:_____________________ By: ____________________________ Print Name: Title: ___________________________

_______________ Date	Entity Name:_____________________ By: ____________________________ Print Name: Title: ___________________________

EXHIBIT C

FORM OF CLOSING CERTIFICATE

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of E-Waste Corp, a Florida corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Subscription Agreement, dated as of _________, 2021, by and among the Company and the investors party thereto(the “Subscription Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below.

1.

Attached hereto as Exhibit 1 is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company held on ________, 2021.  Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.

The representations and warranties of the Company contained in the Subscription Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case, such representations and warranties are true and correct in all respects) as of the date when made and as of the date hereof, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

3.

The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the date hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ____ day of _____________, 2021.

__________________________________

Name:

Title:

EXHIBIT D

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